UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         March 23, 2006 (March 22, 2006)


                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                 1-11178                13-3662955
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  (State or Other Jurisdiction     (Commission           (I.R.S. Employer
       of Incorporation)           File Number)         Identification No.)

               237 Park Avenue
              New York, New York                        10017
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)           (Zip Code)


                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)


                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

     At the closing of the rights offering described in Item 7.01 below, Revlon, Inc. ("Revlon") issued shares, in a private placement, to MacAndrews & Forbes Holdings Inc. and its affiliates ("M&F").

     The shares of Revlon's Class A common stock sold directly to M&F in the previously-announced private placement from Revlon were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares were issued to M&F, which is an accredited investor within the meaning of Rule 501 of Regulation D, in reliance on exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Appropriate restrictive legends were affixed to the certificates representing the shares of the Class A common stock sold to M&F in the private placement.


Item 7.01. Regulation FD Disclosure.

     On March 23, 2006, Revlon issued a press release (the "Press Release") announcing the successful completion of its previously-announced $110 million rights offering. The Press Release also announced that, on April 21, 2006, Revlon Consumer Products Corporation ("RCPC"), Revlon's wholly-owned operating subsidiary, will redeem approximately $109.7 million aggregate principal amount of its 8 5/8% Senior Subordinated Notes due 2008 (the "Notes").

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     In connection with the previously-mentioned redemption, Revlon announced, on March 23, 2006, that a copy of the irrevocable notice of redemption was mailed on March 22, 2006 to the record holders of the Notes being redeemed by U.S. Bank National Association, the trustee under the indenture governing the Notes.

     A copy of the notice of redemption is attached hereto as Exhibit 99.2 and is incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

       Exhibit No.         Description
       -----------         -----------

       99.1                Press Release dated March 23, 2006.

       99.2 Notice of Redemption (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon Consumer Products Corporation, filed with the Securities and Exchange Commission on March 23,
                           2006).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REVLON, INC.


                                           By: /s/ Robert K. Kretzman
                                               ---------------------------------
                                           Name:   Robert K. Kretzman
                                           Title:  Executive Vice President and
                                                   General Counsel



Date: March 23, 2006

                                  EXHIBIT INDEX


       Exhibit No.         Description
       -----------         -----------

       99.1                Press Release dated March 23, 2006.

       99.2 Notice of Redemption (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon Consumer Products Corporation, filed with the Securities and Exchange Commission on March 23,
                           2006).